                                                                      LEASE

                                                                      between

                            SUNSET-SCE, LLC, a California limited liability company,
                                as to an undivided 75% interest as tenant-in-common,

                                                                        AND

                           JL INTERESTS, LLC, a California limited liability company, as to an undivided 25% interest as tenant-in-common

                                                         collectively, as Landlord

                                                                         and

                                ACE HARDWARE CORPORATION, a Delaware corporation

                                                                    as Tenant

                                                            dated June 19, 2002

1.            Certain Definitions
2.            Demise of Premises
3.            Term
4.            Rent
5.            Net Lease: True Lease
6.            Title and Condition
7.            Payment of Impositions and Additional Obligations; Compliance with Law
8.            Use
9.            Maintenance and Repair
10.          Liens
11.          Alterations
12.          Condemnation
13.          Insurance
14.          Damage, Destruction
15.          Restoration
16.          Subordination to Financing
17.          Assignment, Subleasing
18.          Permitted Contests
19.          Default
20.          Landlord's Remedies
21.          Bankruptcy; Insolvency
22.          Notices
23.          Memorandum Lease; Estoppel Certificates
24.          Surrender and Holding Over
25.          No Merger of Title
26.          Landlord and Lender Exculpation
27.          Hazardous Substances
28.          Statements
29.          No Usury
30.          Broker
31.          Waiver of Landlord's Lien
32.          No Waiver
33.          Separability
34.          Indemnification
35.          Headings
36.          Modification
37.          Successors, Assigns
38.          Counterparts
39.          Governing Law

                                                                LEASE
            THIS LEASE ("Lease") is made by and between SUNSET-SCE, LLC, a California limited liability company, as to an undivided 75% interest as tenant-in-common, having an office at 4168 Douglas Blvd., Suite 200, Granite Bay, CA 95746, and JL INTERESTS, LLC, a
California limited liability company, as to an undivided 25% interest as tenant-in-common
(collectively, "Landlord"), and ACE HARDWARE CORPORATION, a Delaware corporation, having its principal office at 2200 Kensington Court, Oak Brook, Illinois 60523-2100
("Tenant").

            In consideration of the rents and provisions herein stipulated to be paid and performed,
Landlord and Tenant hereby covenant and agree as follows:

            1.        Certain Definitions.

                        (a)        "Additional Rent" shall mean all sums required to be paid by Tenant to
Landlord hereunder other than Basic Rent, which sums shall constitute rental hereunder.

                        (b)        "Adjoining Property" shall mean all sidewalks, curbs, gores and vault spaces adjoining any of the Premises.

                        (c)        "Alteration" or "Alterations" shall mean any or all changes, additions, improvements, reconstructions or replacements of any of the Improvements, both interior or exterior, and ordinary and extraordinary.

                        (d)        "Basic Rent" shall mean Basic Rent as defined in Paragraph 4.

                        (e)        "Basic Rent Payment Dates" shall mean the Basic Rent Payment Dates as defined in Paragraph 4.

                        (f)        "Commencement Date" shall mean the Commencement Date as defined in
Paragraph 3.

                        (g)        "Condemnation" shall mean a Taking and/or a Requisition.

                        (h)        "Default Rate" shall mean an annual rate of interest equal to the maximum rate of interest allowed by law in the State.

                        (i)        "Event of Default" shall mean an Event of Default as defined in
Paragraph 19.

                        (j)        "Insurance Requirement" or "Insurance Requirements" shall mean, as the case may be, any one or more of the terms of each insurance policy required to be carried by
Tenant under this Lease and the requirements of the issuer of such policy, and whenever Tenant shall be engaged in making any Alteration or Alterations, repairs or construction work of any kind (collectively, "Work"), the term "Insurance Requirement" or "Insurance Requirements"
shall be deemed to include a requirement that Tenant obtain or cause its contractor to obtain completed value builder's risk insurance when the estimated cost of the Work in any one instance exceeds the sum of Fifty Thousand Dollars ($50,000.00) and that Tenant or its contractor shall obtain worker's compensation insurance or other adequate insurance coverage covering all persons employed in connection with the Work, whether by Tenant, its contractors or subcontractors.

                        (k)        "Landlord's Trade Fixtures" shall mean all counters, cases, shelving and similar fixtures, desks, movable partitions and other office furniture and personal property owned by Landlord at the Premises, including without limitation those items listed in Exhibit C attached hereto.

                        (l)        "Law" shall mean any constitution, statute or rule of law.

                        (m)      "Legal Requirement" or "Legal Requirements" shall mean, as the case may be, any one or more of all present and future laws, codes, ordinances, orders, judgments, decrees, injunctions, rules, regulations and requirements, even if unforeseen or extraordinary, of every duly constituted governmental authority or agency (but excluding those which by their terms are not applicable to and do not impose any obligation on Tenant, Landlord, Lender, or the
Premises) and all covenants, restrictions and conditions now or hereafter of record which may be applicable to Tenant, to Landlord or to any of the Premises, or to the use, manner of use, occupancy, possession, operation, maintenance, alteration, repair or reconstruction of any of the
Premises, including, without limitation, that certain Declaration of Covenants, Conditions and
Restrictions for Cambridge Business Center ("CC&R's"), made July 6, 1987, by Stanford Ranch,
Inc., a California corporation, and recorded in the Official Records of Placer County on July 10,
1987, at Book 3224 Page 555, any amendments thereto, the Design Guidelines and any other
Project Documents, all as defined in the CC&R's, even if compliance therewith (i) necessitates structural changes or improvements (including changes required to comply with the "Americans with Disabilities Act") or results in interference with the use or enjoyment of any of the Premises or (ii) requires Tenant to carry insurance other than as required by the provisions of this Lease.

                        (n)        "Lender" shall mean any entity which has made or makes a Loan to
Landlord, secured in whole or in part by a Mortgage and evidenced by a Note or which is the holder of a Mortgage and Note as a result of an assignment thereof, and when a Mortgage secures multiple Notes held by one or more note holders, the trustee acting on behalf of such holders.

                        (o)        "Loan" shall mean a loan made by a Lender to Landlord secured in whole or in part by a Mortgage and evidenced by a Note or Notes.

                        (p)        "Mortgage" shall mean a mortgage, deed of trust, or similar security instrument now existing or hereafter executed covering the Premises from Landlord to Lender.

                        (q)        "Net Award" shall mean the entire award payable to Landlord by reason of a Condemnation, less any actual and reasonable expenses incurred by Landlord in collecting such award.

                        (r)        "Net Proceeds" shall mean the entire proceeds of any property casualty insurance required under Paragraph 13(a), less any actual and reasonable expenses incurred by
Landlord in collecting such proceeds.

                        (s)        "Note" or "Notes" shall mean a promissory note or notes now or hereafter executed from Landlord to Lender, which Note or Notes are secured in whole or in part by a
Mortgage and an assignment of leases and rents.

                        (t)        "Permitted Encumbrances" shall mean:

                                    (i) easements, rights-of-way, servitudes, other similar reservations, rights and restrictions and other defects and irregularities in the title to the Premises, none of which materially lessens the value of the Premises or materially impairs the use of the Premises for the purposes held by Tenant;

                                    (ii) matters set forth in [Schedule B, Part I] of the owner's title insurance policy relating to the Premises issued to Landlord in connection with the purchase of the
Premises, including without limitation that certain Declaration of Covenants, Conditions and
Restrictions, made July 6, 1987, and recorded in the Official Records of Placer County on July
10, 1987, at Book 3224 Page 555 ("CC&R's");

                                    (iii) any condemnation right reserved to or vested in any municipality or public authority with respect to the Premises or any interest therein; and

                                    (iv) any Liens for Impositions not then delinquent and any Liens of mechanics, materialmen and laborers for work or services performed or materials furnished in connection with the Premises which are not then overdue or the existence, amount or validity of which is being contested by Tenant pursuant to, and as permitted by, Paragraph 18.

                        (u)        "Purchase Agreement" shall mean that certain Agreement of Purchase and
Sale by and between Landlord, as buyer, and Tenant, as seller, for the purchase and sale of the
Premises.

                        (v)        "Requisition" shall mean any temporary condemnation or confiscation of the use or occupancy of any of the Premises by any governmental authority, civil or military, whether pursuant to an agreement with such governmental authority in settlement of or under threat of any such requisition or confiscation, or otherwise.

                        (w)        "Restoration" shall mean the restoration or repair of the Premises after any
Taking or damage by casualty as nearly as possible to their value, condition and character existing immediately prior to such Taking or damage.

                        (x)        "State" shall mean the State in which the Premises are situated.

                        (y)        "Taking" shall mean any taking of any of the Premises in or by condemnation or other eminent domain proceedings pursuant to any law, general or special, or by reason of any agreement with any condemnor in settlement of or under threat of any such condemnation or other eminent domain proceedings or by any other means, or any de facto condemnation, by a duly constituted authority or agency having jurisdiction.

                        (z)        "Taxes" shall mean taxes of every kind and nature (including real, ad valorem and personal property, income, franchise, withholding, profits and gross receipts taxes), all charges and/or taxes for any easement or agreement maintained for the benefit of any of the
Premises, all general and special assessments, levies, permits, inspection and license fees, all utility charges, all ground rents, and all other public charges and/or taxes whether of a like or different nature, even if unforeseen or extraordinary, imposed upon or assessed, prior to or during the Term, against Landlord, Lender, Tenant or any of the Premises as a result of or arising in respect of the ownership, occupancy, leasing, use, maintenance, operation, management, repair or possession thereof, or any activity conducted on the Premises, or the Basic Rent or Additional
Rent, including without limitation, any gross income tax, sales tax, occupancy tax or excise tax levied by any governmental body on or with respect to such Basic Rent or Additional Rent.

                     (aa)         "Tenant's Trade Fixtures" shall mean all warehouse storage racking, warehouse shelving, shelving-supported mezzanine and conveyor systems (collectively, the
"Racking/Shelving Items"), any counters, cases, shelving, and similar fixtures, desks, movable partitions and other office furniture and personal property owned by Tenant and used in the operation of the business conducted on the Premises.

                     (bb)         "Term" shall mean the term of this Lease.

                     (cc)         "Termination Date" shall mean the Termination Date as defined in
Paragraph 12(b).

            2.        Demise of Premises.    Landlord hereby leases, demises and lets to Tenant and Tenant hereby takes and leases from Landlord for the Term or terms and upon the provisions hereinafter specified the following described property (collectively, the "Premises"): (i) the premises described in Exhibit A attached hereto and made a part hereof together with the easements, rights and appurtenances thereunto belonging or appertaining (collectively, the "Land"); (ii) the buildings, structures, fixtures and other improvements constructed and to be constructed on the
Land (collectively, the "Improvements"), together with Landlord's Trade Fixtures, all Alterations and other additions and accessions thereto, substitutions therefor and replacements thereof permitted by this Lease. Pursuant to Section 10.3 of the CC&R's, this Lease is subject to, and
Tenant shall comply with the provisions of, the Project Documents (as defined in the CC&R's), which provisions are an integral part of this Lease.

            3.         Term.    Tenant shall have and hold the Premises for a term commencing on the date hereof (the "Commencement Date") and ending upon the date which is the last day of the twenty-
seventh (27th) month after the Commencement Date (the "Expiration Date"). Notwithstanding
the foregoing, Tenant shall have the right to terminate this Lease, effective upon the date which is the last day of the eighteenth (18th) month after the Commencement Date, or which is the last day of any succeeding month through the twenty-sixth (26th) month after the Commencement Date, upon delivery of at least four (4) months' prior written notice to Landlord of Tenant's intention to terminate this Lease. Landlord shall have the right (i) to advertise the availability of the
Premises for sale or for reletting, and to erect upon the Premises signs indicating such availability
(provided that such signs do not unreasonably interfere with the use of the Premises by Tenant), and (ii) to show the Premises to prospective purchasers or tenants at reasonable times during normal business hours upon reasonable notice to Tenant. Provided Tenant is not in default under this Lease, if (a) Tenant has delivered to Landlord four (4) months' written notice of Tenant's intention to terminate this Lease effective upon a date which is prior to the last day of the eighteenth (18th) month after the Commencement Date, (b) Tenant has vacated the Premises in accordance with the provisions of this Lease on or prior to the termination date set forth in such termination notice, and (c) Landlord has entered into a new lease with a new tenant for the
Premises with a rent commencement date prior to the last day of the eighteenth (18th) month after the Commencement Date (provided that nothing in this Paragraph 3 shall obligate Landlord to obtain a new lease or tenant), then this Lease shall terminate upon the rent commencement date of the new lease. If the foregoing conditions are not satisfied, Tenant shall remain obligated to pay rent through the last day of the eighteenth (18th) month after the Commencement Date.

            4.        Rent.

                        (a)        Tenant shall pay to Landlord or Lender, if directed by Landlord, as annual rent for the Premises during the Term, the amount of One Million Two Hundred Fifty Thousand and No/100 Dollars ($1,250,000.00) ("Basic Rent"), subject to adjustment as set forth below, which rent shall be paid in advance in equal monthly installments of One Hundred Four
Thousand One Hundred Sixty-Six and 66/100 Dollars ($104,166.66) commencing on the
Commencement Date and continuing on the first day of each month thereafter during the Term
(the said days being called the "Basic Rent Payment Dates"), and shall pay the same at
Landlord's address set forth below, or at such other place or to such other person or persons and in such proportions as Landlord from time to time may designate to Tenant in writing, in funds which at the time of such payment shall be legal tender for the payment of public or private debts in the United States of America and if required by Lender by wire transfer in immediately available federal funds to such account in such bank as Lender shall designate from time to time.
Pro rata Basic Rent for the period from the Commencement Date to the first day of the month next following the Commencement Date shall be paid in advance on the Commencement Date.
In addition, if Tenant fails to make any payment of Basic Rent or Additional Rent to Landlord on the date due, Tenant shall pay a late charge equal to ten percent (10%) of the amount past due.

                        (b)        If any installment of Basic Rent or Additional Rent is not paid on the date due, Tenant shall pay to the party entitled to receive such installment interest on such overdue payment at the Default Rate, accruing from the due date of such payment until the same is paid.

                        (c)        Tenant shall pay and discharge before the imposition of any fine, lien, interest or penalty may be added thereto for late payment thereof, as Additional Rent, all other amounts and obligations which Tenant assumes or agrees to pay or discharge pursuant to this
Lease, together with every fine, penalty, interest and cost which may be added by the party to whom such payment is due for nonpayment or late payment thereof. In the event of any failure by Tenant to pay or discharge any of the foregoing, Landlord and Lender shall have all rights, powers and remedies provided herein, by law or otherwise, in the event of nonpayment of Basic
Rent. Any Additional Rent payable to Landlord shall be paid to the party to whom Basic Rent is to be paid.

            5.        Net Lease: True Lease.

                        (a)        It is the intention of the parties hereto that the obligations of Tenant hereunder shall be separate and independent covenants and agreements, and that Basic Rent,
Additional Rent and all other sums payable by Tenant hereunder shall continue to be payable in all events, and that the obligations of Tenant hereunder shall continue unaffected, unless the requirement to pay or perform the same shall have been terminated pursuant to an express provision of this Lease. This is a net Lease and Basic Rent, Additional Rent and all other sums payable hereunder by Tenant shall be paid without notice or demand, and without setoff, counterclaim, recoupment, abatement, suspension, deferment, diminution, deduction, reduction or defense, except as otherwise specifically set forth herein. This Lease shall not terminate and
Tenant shall not have any right to terminate this Lease during the Term (except as otherwise expressly provided herein). Tenant agrees that, except as otherwise expressly provided herein, it shall not take any action to terminate, rescind or void this Lease notwithstanding (i) the bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding-up or other proceeding affecting Landlord, (ii) the exercise of any remedy, including foreclosure, under the Mortgage, (iii) any action with respect to this Lease (including the disaffirmance hereof) which may be taken by Landlord under the Federal Bankruptcy Code or by any trustee, receiver or liquidator of Landlord or by any court under the Federal Bankruptcy Code or otherwise, (iv) the Taking of the Premises or any portion thereof (except as specifically provided in Paragraph 12(b) below), (v) the prohibition or restriction of Tenant's use of the
Premises under any Legal Requirement or otherwise, (vi) the destruction of the Premises or any portion thereof, (vii) the eviction of Tenant from possession of the Premises, by paramount title or otherwise, or (viii) default by Landlord hereunder or under any other agreement between
Landlord and Tenant. All costs, expenses and obligations of every kind and nature whatsoever relating to the Premises and the appurtenances thereto and the use and occupancy thereof which may arise or become due and payable with respect to the period which ends on the expiration or earlier termination of the Lease Term in accordance with the provisions hereof (whether or not the same shall become payable during the Lease Term or thereafter) shall be paid by Tenant. It is the purpose and intention of the parties to this Lease that the Basic Rent due hereunder shall be absolutely net to Landlord and that this Lease shall yield, net to Landlord, the Basic Rent provided in this Lease. Tenant waives all rights which are not expressly stated herein, but which may now or hereafter otherwise be conferred by law to quit, terminate or surrender this Lease or any of the Premises, to any setoff, counterclaim, recoupment, abatement, suspension, deferment, diminution, deduction, reduction or defense of or to Basic Rent, Additional Rent or any other sums payable under this Lease, except as otherwise expressly provided herein, and for any statutory lien or offset right against Landlord or its property.

                        (b)        Landlord and Tenant agree that this Lease is a true lease and does not represent a financing arrangement. Each party shall reflect the transaction represented hereby in all applicable books, records and reports (including income tax filings) in a manner consistent with "true lease" treatment rather than "financing" treatment.

                        (c)        Tenant shall pay directly to the proper authorities charged with the collection thereof all charges for water, sewer, gas, oil, electricity, telephone and other utilities or services used or consumed on the Premises during the Term, whether designated as a charge, tax, assessment, fee or otherwise, including, without limitation, water and sewer use charges and taxes, if any, all such charges to be paid as the same from time to time become due. It is understood and agreed that Tenant shall make its own arrangements for the installation or provision of all such utilities and that Landlord shall be under no obligation to furnish any utilities to the Premises and shall not be liable for any interruption or failure in the supply of any such utilities to the Premises.

            6.        Title and Condition.

                        (a)        The Premises are demised and let subject to the Permitted Encumbrances and all Legal Requirements and Insurance Requirements, including any existing violation of any thereof, without representation or warranty by Landlord; it being understood and agreed, however, that the recital of the Permitted Encumbrances herein shall not be construed as a revival of any thereof which for any reason may have expired.

                        (b)        Without limiting the effect of Landlord's covenant set forth in
Paragraph 8(c), the Landlord makes no, and expressly hereby denies any, representations or warranties regarding the condition or suitability of, or title to, the Premises. Tenant agrees that it takes the Premises "as is," without any such representation or warranty. The Premises are leased to Tenant in their present condition without representation or warranty by Landlord and subject to the rights of parties in possession, to the existing state of title and any state of facts which an accurate survey or physical inspection might reveal, to all applicable Legal Requirements now or hereafter in effect and subject to the Permitted Encumbrances. Tenant has examined the
Premises and title to the Premises and has found all of the same satisfactory for all purposes.
Tenant acknowledges that immediately prior to this Lease it owned and occupied the Premises and that Tenant is fully familiar with the physical condition of the Premises and that Landlord makes no representation or warranty, express or implied, with respect to same. THE LEASE OF
THE PREMISES IS ON AN "AS IS" BASIS, IT BEING AGREED THAT TENANT WILL
LEASE THE PREMISES IN ITS PRESENT CONDITION, WITH ALL FAULTS.
LANDLORD HEREBY DISCLAIMS ANY AND ALL EXPRESS OR IMPLIED
WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR
PURPOSE RELATIVE TO THE PREMISES OR ANY COMPONENT PART THEREOF.
Tenant acknowledges and agrees that no representations or warranties have been made by
Landlord, or by any person, firm or agent acting or purporting to act on behalf of Landlord, as to
(i) the presence or absence on or in the Premises of any particular materials or substances
(including, without limitation, asbestos, hydrocarbons or hazardous or toxic substances), (ii) the condition or repair of the Premises or any portion thereof, (iii) the value, expense of operation or income potential of the Premises, (iv) the accuracy or completeness of any title, survey, structural report, environmental audit or other information provided to Tenant by any third party contractor relative to the Premises (regardless of whether the same were retained or paid for by Landlord), or (v) any other fact or condition which has affected or might affect the Premises or the condition, repair, value, expense of operation or income potential thereof. Tenant represents that the officers of Tenant are knowledgeable and experienced in the leasing of properties comparable to the Premises and agrees that Tenant will be relying solely on Tenant's inspections of the
Premises in leasing the Premises. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN
NEGOTIATED AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND
NEGATION BY THE LANDLORD OF, AND THE LANDLORD DOES HEREBY
DISCLAIM, ANY AND ALL WARRANTIES BY THE LANDLORD, EXPRESS OR
IMPLIED, WITH RESPECT TO THE PREMISES OR ANY PORTION THEREOF,
WHETHER ARISING PURSUANT TO THE UNIFORM COMMERCIAL CODE OR ANY
OTHER LAW NOW OR HEREAFTER IN EFFECT OR OTHERWISE, AND TENANT
HEREBY ACKNOWLEDGES AND ACCEPTS SUCH EXCLUSION, NEGATION AND
DISCLAIMER.

                        (c)        Landlord hereby conditionally assigns, without recourse or warranty whatsoever, to Tenant, all warranties, guaranties and indemnities, express or implied, and similar rights which Landlord may have against any manufacturer, seller, engineer, contractor or builder in respect of any of the Premises, including, but not limited to, any rights and remedies existing under contract or pursuant to the Uniform Commercial Code (collectively, the "guaranties").
Such assignment shall remain in effect so long as no Event of Default exists hereunder or until the termination of this Lease. Landlord shall also retain the right to enforce any guaranties so assigned in the name of Tenant upon the occurrence of an Event of Default. Landlord hereby agrees to execute and deliver at Tenant's sole cost and expense such further documents, including powers of attorney, as Tenant may reasonably request (and which in the good faith judgment of Landlord, do not adversely affect a substantial general interest of Landlord), in order that Tenant may have the full benefit of the assignment effected or intended to be effected by this
Paragraph 6. Upon the occurrence of an Event of Default or termination of this Lease, the guaranties shall automatically revert to Landlord. The foregoing provision of reversion shall be self-operative and no further instrument of reassignment shall be required. In confirmation of such reassignment Tenant shall execute and deliver promptly any certificate or other instrument which Landlord may request at Tenant's sole cost and expense. Any monies collected by Tenant under any of the guaranties after the occurrence of and during the continuation of an Event of
Default shall be held in trust by Tenant and promptly paid over to Landlord.

                        (d)        Landlord agrees to enter into with Tenant, at Tenant's expense, such easements, covenants, waivers, approvals or restrictions for utilities, parking or other matters as desirable for operation of the Premises or properties adjacent thereto (collectively, "Easements")
as requested by Tenant, subject to Lender's and Landlord's approval thereof, not to be unreasonably withheld or delayed; provided, however, that no such Easement shall result in any diminution in the value or utility of the Premises for its legal use and further provided that no such Easement shall render the use of the Premises dependent upon any other property or condition the use of the Premises upon the use of any other property or require payment or performance by Landlord at any time, each of which Tenant shall certify to Landlord and Lender in writing delivered with Tenant's request with respect to such Easement. Tenant's request shall also include Tenant's written undertaking acknowledging that Tenant shall remain liable hereunder as a principal and not merely as a surety or guarantor notwithstanding the establishment of any Easement.

                        (e)        Encroachments. In the event that any Improvement now or hereafter constructed shall (i) encroach upon any property, street or right-of-way on or adjoining the
Premises, (ii) violate the provisions of any restrictive covenant affecting the Premises, (iii) hinder or obstruct any easement or right-of-way to which the Premises is subject, or (iv) impair the rights of others in, to or under any of the foregoing, then, promptly after written request of
Landlord, Tenant shall at Tenant's sole cost and expense either (x) obtain valid and effective waivers or settlements of all claims, liabilities and damages at Tenant's sole cost and expense resulting from each such encroachment, violation, hindrance, obstruction or impairment, whether the same shall affect Landlord, Tenant or both, or (y) take such action as shall be necessary to remove such encroachment, hindrance or obstruction and to end such violation or impairment. If such action is in the form of an Alteration, such Alteration shall conform to the provisions of
Paragraph 11.

            7.        Payment of Impositions and Additional Obligations; Compliance with Law.

                        (a)        Impositions. Subject to the provisions of Paragraph 18, and except as otherwise provided in this Paragraph 7(a), Tenant shall, before delinquency thereof, pay and discharge the following whether the same became due and payable before, on or after the
Commencement Date (collectively, the "Impositions"): all taxes (including sales, use, and gross rental taxes), assessments, levies, fees, water and sewer rents and charges, utilities and communications taxes and charges and all other governmental charges, general and special, ordinary and extraordinary, foreseen and unforeseen, which are, at any time, prior to or during the
Term, imposed upon or assessed against (i) the Premises, (ii) any Basic Rent, Additional Rent or
other sum payable hereunder, (iii) this Lease, the leasehold estate created hereby, (iv) Landlord,
Lender, or Tenant, as a result of or arising out of the ownership, acquisition, occupancy, leasing, use, maintenance, management, repair, possession or operation of the Premises (including without limitation, any taxes on revenues, rents, income, awards, proceeds, capital gains, profits, excess profits, gross receipts, sales, use, excise and other taxes, duties or imports whether similar or not in nature, assessed, levied or imposed against Tenant, Landlord or the Premises by any governmental authority). If any assessment may be paid in installments, Tenant shall have the option to pay such assessment in installments; in such event, Tenant shall be liable only for those installments which become due and payable during the Term. Tenant shall prepare and file all tax reports required by governmental authorities which relate to the Impositions. Tenant shall upon Landlord's request, deliver to Landlord copies of all receipts for payment of Impositions.
Landlord shall either request the applicable taxing authority to deliver tax notices or tax bills directly to Tenant, or provide Tenant with complete and correct copies of such tax notices or tax bills promptly upon Landlord's receipt thereof. Notwithstanding the foregoing, Impositions will not include federal, state or local (i) franchise, capital stock or similar taxes, of Landlord, (ii) net income, net rental, excess profits or other taxes, of Landlord, or (iii) any estate, inheritance, succession, gift, capital levy or similar tax, unless such taxes referred to in clauses (i) and (ii)
above are in lieu of, or a substitute for, any tax, assessment, levy or charge which, if it were in effect on the Commencement Date, would be payable by Tenant under this Lease. Upon the expiration or earlier termination of this Lease, Landlord and Tenant shall prorate any pre-paid real property taxes applicable to the period after such expiration or termination date and any unpaid real property taxes attributable to the period prior to such expiration or termination date.

                        (b)        Compliance with Law. Subject to the provisions of Paragraph 18, Tenant shall at all times comply with and cause the Premises to comply with and conform to all Legal
Requirements applicable to the Premises or its ownership, occupancy or use, including those which require structural, unforeseen or extraordinary changes to the Premises. Notwithstanding anything to the contrary in this Lease, Tenant shall not be required to make any structural improvements to the Premises required by a change in Legal Requirements in effect as of the date of this Lease.

                        (c)        Additional Obligations. Tenant shall pay and perform all obligations of
Landlord, as the owner of the Premises, that may now or hereafter exist under any Permitted
Encumbrances or any other matter that would be a Permitted Encumbrance created by or with the consent of Tenant.

            8.         Use.

                        (a)        Tenant may use the Premises for any lawful purpose other than any use that will (i) have a material adverse effect on the value of the Premises, (ii) materially increase the likelihood that Tenant, Landlord or Lender would incur liability under any provisions of the
Act referred to in Paragraph 27 of this Lease, or (iii) result or give rise to any material environmental deterioration or degradation of the Premises. In no event shall the Premises be used for any purpose which shall violate any of the provisions of any recorded covenants, restrictions or agreements applicable to the Premises. Tenant agrees that with respect to any such recorded covenants, restrictions or agreements, Tenant shall observe, perform and comply with and carry out the provisions thereof required therein to be observed and performed by Landlord.

                        (b)        Subject to Tenant's rights of contest under Paragraph 18 hereof, Tenant shall not permit any unlawful occupation, business or trade to be conducted on any of the
Premises or any use to be made thereof contrary to applicable Legal Requirements or Insurance
Requirements. Subject to Tenant's rights of contest under Paragraph 18 hereof, Tenant shall not use, occupy or permit any of the Premises to be used or occupied, nor do or permit anything to be done in or on any of the Premises, in a manner which would (i) violate any certificate of occupancy or equivalent certificate affecting any of the Premises, (ii) make void or voidable any insurance which Tenant is required hereunder to maintain then in force with respect to any of the
Premises, (iii) affect in any manner the ability of Tenant to obtain any insurance which Tenant is required to furnish hereunder, (iv) cause any injury or damage to any of the Improvements unless pursuant to Alterations permitted under Paragraph 11 hereof, or (v) constitute a public or private nuisance or waste.

                        (c)        Subject to all of the provisions of this Lease, so long as no Event of
Default exists hereunder, Landlord covenants that neither it nor any party claiming by, through or under it, shall do any act to disturb the peaceful and quiet occupation and enjoyment of the
Premises by Tenant. Landlord may enter upon and examine any of the Premises at reasonable times after reasonable notice and during business hours without notice and exercise any rights and privileges granted to Landlord under the provisions of this Lease.

            9.        Maintenance and Repair.

                        (a)        Except for any alterations that Tenant is permitted to make hereunder,
Tenant shall at all times, including any Requisition period, put, keep and maintain the Premises, including, without limitation, the roof, roof membrane, landscaping, walls (interior and exterior), footings, foundations, parking lots, plumbing, conveyor systems and structural and non-structural components of the Premises, and the Adjoining Property, in good repair and appearance, and shall promptly make all repairs and replacements (substantially equivalent in quality and workmanship to the original work) of every kind and nature, whether foreseen or unforeseen, which may be required to be made upon or in connection with any of the Premises in order to keep and maintain the Premises in as good repair and appearance as they were as of the
Commencement Date, except for ordinary wear and tear. Notwithstanding the foregoing, Tenant shall not be required to make structural repairs or structural replacements to the Improvements, the Land or Landlord's Trade Fixtures, unless such repair or replacement is needed because of
Tenant's act or failure to maintain such items. Tenant shall not be required to maintain the
Racking/Shelving Items in the Premises in the same condition as at the Commencement Date;
provided, however, that Tenant shall make any structural repairs or structural replacements necessary to the Racking/Shelving Items so that the system is operable for its intended purpose.
Tenant shall do or cause others to do all that is necessary to plow or otherwise remove any and all accumulated snow from the Premises and Adjoining Property and keep both in safe condition.
Tenant shall do or cause others to do all shoring of the Premises or Adjoining Property or of foundations and walls of the Improvements and every other act necessary or appropriate for preservation and safety thereof, by reason of or in connection with any excavation or other building operation upon any of the Premises or Adjoining Property, whether or not Landlord shall, by reason of any Legal Requirements or Insurance Requirements, be required to take such action or be liable for failure to do so. Landlord shall not be required to make any repair, whether foreseen or unforeseen, or to maintain any of the Premises or Adjoining Property in any way, and Tenant hereby expressly waives the right to make repairs at the expense of the
Landlord, which right may otherwise be provided for in any law now or hereafter in effect.
Nothing in the preceding sentence shall be deemed to preclude Tenant from being entitled to insurance proceeds or condemnation awards for Restoration pursuant to the terms of this Lease.
Tenant shall, in all events, make all repairs for which it is responsible hereunder promptly, but in no event longer than thirty (30) days after a repair or replacement becomes prudent, and all repairs shall be in a good, proper and workmanlike manner, and diligently pursued to completion.

                        (b)        If Tenant shall be in default under any of the provisions of this
Paragraph 9, Landlord or Lender may, after thirty (30) days' notice to Tenant and failure of
Tenant to commence to cure during said period or to diligently prosecute such cure to completion once begun, but immediately upon notice in the event of an emergency (that is, imminent danger of injury to persons or property), do whatever is necessary to cure such default as may be reasonable under the circumstances for the account of and at the expense of Tenant. In the event of an emergency, before Landlord may avail itself of its rights under this Paragraph 9(b),
Landlord shall send notice to Tenant of the situation by telephone or other available communication. All actual and reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) so incurred by Landlord or Lender, together with interest thereon at the Default Rate from the date of payment or incurring the expense, shall constitute Additional Rent payable by Tenant under this Lease and shall be paid by Tenant to
Landlord or Lender (as applicable) on demand. Tenant agrees that, in the event of an emergency, expenditures which might otherwise be unreasonable (such as overtime) may nevertheless be reasonable under the circumstances.

                        (c)        Tenant shall from time to time replace with other similar operational equipment or parts any of the mechanical systems or other equipment included in the
Improvements which shall have become worn out, obsolete or unusable for the purpose for which it is intended, been taken by a Condemnation as provided in Paragraph 12, or been lost, stolen, damaged or destroyed as provided in Paragraph 14. Tenant shall repair at its sole cost and expense all damage to the Premises caused by the removal of equipment or any other personal property of Tenant at any time, including upon expiration or termination of the Lease.

            10.        Liens.    Tenant will promptly remove and discharge any charge, lien, security interest or encumbrance upon the Premises or any Basic Rent, Additional Rent or other sums payable hereunder which arise for any reason, including all liens which arise out of the possession, use, occupancy, construction, repair or rebuilding of the Premises or by reason of labor or materials furnished or claimed to have been furnished to Tenant or for the Premises, but not including (i) the Permitted Encumbrances, and (ii) any mortgage, charge, lien, security interest or encumbrance created by Landlord on or after the Commencement Date without the consent of Tenant. Nothing contained in this Lease shall be construed as constituting the consent or request of Landlord, express or implied, to or for the performance by any contractor, laborer, materialmen, or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to the Premises or any part thereof which would result in any liability of the Landlord for payment thereof. Notice is hereby given that Landlord will not be liable for any labor, services or materials furnished or to be furnished to
Tenant, or to anyone holding an interest in the Premises or any part thereof through or under
Tenant, and that no mechanic's or other liens for any such labor, services or materials shall attach to or affect the interest of Landlord in and to the Premises.

            11.        Alterations.    Tenant shall not make any Alterations which would diminish the value of the Premises or adversely affect any building systems or equipment. Tenant may make any other Alterations without the prior written consent of the Landlord provided: (i) such Alterations comply with all of the provisions of the following sentence and (ii) such Alterations are nonstructural. All Alterations shall be performed in a good and workmanlike manner, and shall be expeditiously completed in compliance with all Legal Requirements. All work done in connection with any such Alteration shall comply with all Insurance Requirements. Tenant shall promptly pay all costs and expenses of any such Alteration, and shall discharge all liens filed against any of the Premises arising out of the same. Tenant shall procure and pay for all permits and licenses required in connection with any such Alteration. All such Alterations shall be the property of Landlord and shall be subject to this Lease. All structural Alterations and any
Alteration the estimated cost of which in any one instance exceeds Fifty Thousand Dollars
($50,000.00) shall be made under the supervision of a licensed architect or engineer in accordance with detailed plans and specifications which shall be submitted to Landlord and
Lender at least twenty (20) days prior to the commencement of the Alterations. Upon completion of any structural Alteration or one in excess of Fifty Thousand Dollars ($50,000.00) Tenant will provide as-built plans and specifications or record drawings to Landlord and Lender.

            12.        Condemnation.

                        (a)        Immediately upon obtaining knowledge of the institution of any proceeding for Condemnation, Tenant shall notify Landlord and Lender thereof and Landlord and
Lender shall be entitled to participate in any Condemnation proceeding at their own expense.
Landlord and Lender, immediately upon obtaining knowledge of the institution of any proceeding for Condemnation, shall notify Tenant thereof and Tenant shall have the right to participate in such proceedings at its own expense. Subject to the provisions of this Paragraph 12 and Paragraph 15, Tenant hereby irrevocably assigns to Lender or to Landlord, in that order, any award or payment in respect of any Condemnation of Tenant's interest in the Premises, except that nothing in this Lease shall be deemed to require (i) the assignment to Landlord or Lender of any award or payment on account of Tenant's Trade Fixtures, or other tangible personal property, moving expenses and similar claims, if available, to the extent Tenant shall have a right to make a separate claim therefor against the condemnor or (ii) any act or circumstance that impairs
Tenant's right to any such award or payment; it being agreed, however, that Tenant shall in no event be entitled to any payment that reduces the award to which Landlord is or would be entitled for the condemnation of Landlord's interest in the Premises.

                        (b)        If (i) the entire Premises or (ii) at least fifty percent (50%) of the Land or the building constructed on the Land, the loss of which even after Restoration would, in Tenant's reasonable business judgment, be substantially and materially adverse to the business operations of Tenant, shall be the subject of a Taking, then Tenant shall have the right to, not later than sixty
(60) days after a Taking has occurred, serve notice upon Landlord ("Tenant's Termination
Notice") of its intention to terminate this Lease on any Basic Rent Payment Date specified in such notice, which date (the "Termination Date") shall be no sooner than the first Basic Rent
Payment Date occurring at least thirty (30) days after the date of Tenant's Termination Notice and not later than the third Basic Rent Payment Date occurring after the date of Tenant's
Termination Notice.

            In the event that Tenant shall serve Tenant's Termination Notice upon Landlord, this
Lease and the Term hereof shall terminate on the Termination Date. In such event the entire award made in Condemnation proceeding shall be paid to Lender, or to Landlord, in that order.

                        (c)        In the event of any Condemnation of part of the Premises which does not result in a Termination of this Lease, subject to the requirements of Paragraph 15, the Net Award of such Condemnation shall be retained by Landlord or Lender and, promptly after such
Condemnation, Landlord shall commence and diligently continue to perform the Restoration, but only to the extent of that portion of the Net Award designated for such work.

            In the event of a Requisition of any of the Premises, Landlord shall apply the Net Award of such Requisition, to the extent available, to the installments (proportionately in the same ratio of the Premises taken to the otherwise whole Premises) of Basic Rent, Additional Rent or other sums payable by Tenant hereunder thereafter payable and Tenant shall pay the balance remaining thereafter. Upon the expiration of the Term, any portion of such Net Award that shall not previously have been credited to Tenant on account of the Basic Rent and Additional Rent shall be retained by Landlord or Lender.

                        (d)        No agreement with any condemnor in settlement of or under threat of any
Condemnation shall be made by Tenant without the written consent of Landlord and of Lender, if the Premises are then subject to a Mortgage, which consent shall not be unreasonably withheld or delayed provided such award or payment is applied in accordance with this Lease.

            13.        Insurance.

                        (a)        Type of Insurance. Tenant shall maintain at its sole cost and expense the following insurance on the Premises:

                                    (i)        Special Form property insurance (including flood insurance and earthquake insurance each to the extent applicable and/or required by Lender; provided, however, that the limit of any such earthquake insurance policy shall not be greater than $5,000,000)
against all risk of direct physical loss or damage to the Improvements in amounts not less than the full replacement cost of the Improvements, if the same are actually replaced, or actual cash value (replacement cost minus depreciation) if the same are not replaced, excluding footings and foundations and other parts of the Improvements which are not insurable, with an "Amendment of the Pollution Exclusion Endorsement" for damage caused by heat, smoke, or fumes from a hostile fire. Tenant shall also obtain: (i) business interruption or rental interruption insurance, as requested by Landlord, in an amount equal to one hundred percent (100%) of the Basic Rent and
Additional Rent for a period of no less than eighteen (18) months and shall make any proceeds therefrom available to Landlord and Lender, and (ii) ordinance and law coverage, including, but not limited to, for extra costs and/or loss of value to the Premises because of any changes in building codes.

                                    (ii)        Commercial General Liability insurance against claims for bodily injury, death or property damage occurring on, in, or about the Premises, which insurance shall:
(i) be written on a so-called "occurrence basis," with combined single limit coverage of not less than Ten Million Dollars ($10,000,000.00), or in such increased limits as Landlord may reasonably request from time to time and (ii) include premises and operations liability coverage, products and completed operations liability coverage, blanket contractual liability coverage, including, to the maximum extent possible, coverage for the indemnification obligations of
Tenant under this Lease, a "severability of interest" clause or endorsement which precludes the insurer from denying the claim of Tenant or Landlord because of the negligence or other acts of the other, and personal and advertising injury coverage. Policies for such insurance shall be for the mutual benefit of Landlord, Tenant and any Lender.

                                    (iii)        Workers' compensation insurance covering all persons employed in connection with any work done on or about the Premises (or in lieu of such workers'
compensation insurance, a program of self-insurance complying with the rules, regulations and requirements of the appropriate agency of the State), including employer's liability coverage with limits of at least Five Hundred Thousand Dollars ($500,000.00) with "stop gap" and "all states"
endorsements.

                                    (iv)        Any other insurance coverage that is customarily carried by owners or tenants of similar properties in the same geographic area and engaged in businesses similar to
Tenant's business or that may from time to time be reasonably required by Landlord or by Lender in order to protect their respective interests.

                        (b)        Insurance Requirements. The insurance required by Paragraph 13(a) shall be written by companies, licensed to do business in the State, of recognized financial standing which are rated A- or better by A. M. Best Company or A3 or better by Moody's Investors
Services, in either case with asset size rating of "VIII" or better by A. M. Best Company. The insurance shall (i) be for a term of not less than twelve (12) months; (ii) be in amounts sufficient at all times to satisfy any co-insurance requirements thereof; (iii) provide an "Additional Insured-
Managers or Lessors of Premises Endorsement"; (iv) provide that the insurance company has the duty to defend all insureds under the policy; (v) provide that defense costs are paid in addition to and do not deplete any of the policy limits; (vi) (except for the workers' compensation insurance referred to in Subparagraph 13(a)(iii) above) name Landlord, Tenant, and any Lender as insured parties as their respective interests may appear; (vii) provide that such insurance cannot be canceled, invalidated, or suspended on account of the conduct of Tenant, its officers, directors, employees, or agents; (viii) provide that any "no other insurance" clause in the insurance policy shall exclude any policies of insurance maintained by Landlord and the insurance policy shall not be brought into contribution with insurance maintained by Landlord; (ix) provide that the policy of insurance shall not be terminated, canceled or substantially modified without at least thirty
(30) days' prior written notice to Landlord, Lender and to any other lender covered by any standard mortgage clause endorsement; (x) provide that the insurer shall not have the option to restore the Premises if Landlord elects to terminate this Lease in accordance with the terms hereof; (xi) provide that the interests of Landlord and Lender shall not be invalidated by any action or inaction of the Landlord, Tenant, or any other person, and such insurance shall insure the Lender regardless of any breach or violation by the Tenant, the Landlord, or any other person of any warranties, declarations, or conditions contained in the policies relating to such insurance or application therefore; and (xii) provide that all insurance proceeds payable under any policy of property, sprinkler, or flood insurance with respect to the Premises shall be paid to Lender as sole loss payee under a standard mortgagee clause (or if no Lender exists, to Landlord). If said insurance or any part thereof shall expire, be withdrawn, become void by breach of any condition thereof by Tenant, or become void or unsafe by reason of the failure or impairment of the capital of any insurer, or if for any other reasonable cause said insurance shall become unsatisfactory to
Landlord or Lender, Tenant shall promptly obtain new or additional insurance satisfactory to
Landlord and Lender. Tenant shall provide Landlord with certificates of insurance (ACORD
Form 27) of all such insurance policies; provided, however, that upon the occurrence of any event insured by such an insurance policy, or if otherwise required by Lender, Tenant shall provide Landlord with a copy of such insurance policy.

                        (c)        Each insurance policy referred to above shall, to the extent applicable, contain standard non-contributory mortgagee clauses in favor of any Lender. As evidence of the insurance specified in Paragraph 13(a)(i), required to be maintained by Tenant, Tenant shall deliver to Landlord an ACORD 27 Evidence of Property Insurance or other certificate providing at least the same assurances (or, if limited by Legal Requirements, then a certificate providing as many of the same assurances as allowed by applicable law). As evidence of the insurance specified in Paragraph 13(a)(ii) and (iii), required to be maintained by Tenant, Tenant shall deliver to Landlord an ACORD 25 Certificate of Insurance or other certificate providing at least the same assurances. The coverage provided by Tenant in respect of each policy shall also provide that any loss otherwise payable thereunder shall be payable notwithstanding (i) any act or omission of Landlord, Lender or Tenant which might, absent such provision, result in a forfeiture of all or a part of such insurance payment, (ii) the occupation or use of any of the Premises for purposes more hazardous than permitted by the provisions of such policy, (iii) any foreclosure or other action or proceeding taken by any Lender pursuant to any provision of the Mortgage upon the happening of an event of default therein, or (iv) any change in title or ownership of any of the
Premises.

                        (d)        Tenant shall pay as they become due all premiums for the insurance required by this Paragraph 13, shall renew or replace each policy prior to the expiration date stated on the policy then in effect, and shall deliver to Landlord and Lender the appropriate assurances for such renewals or replacements in accordance with the provisions of this
Paragraph 13(d) before expiration of the then-effective coverage. In the event of Tenant's failure to comply with any of the foregoing requirements of this Paragraph 13 within five (5) days of written notice from Landlord, Landlord or Lender shall be entitled to procure such insurance.
Any sums expended by Landlord or Lender, as the case may be, in procuring such insurance shall be Additional Rent and shall be repaid by Tenant, together with interest thereon at the Default
Rate, from the time of payment by Landlord or Lender, as the case may be, until fully paid by
Tenant immediately upon written demand therefor by Landlord or Lender, as the case may be.

                        (e)        Anything in this Paragraph 13 to the contrary notwithstanding, any insurance which Tenant is required to obtain pursuant to Paragraph 13(a) may be carried under a
"blanket" policy or policies covering other properties or liabilities of Tenant, provided that such
"blanket" policy or policies otherwise comply with the provisions of this Paragraph 13. In the event any such insurance is carried under a blanket policy, Tenant shall deliver to Landlord and
Lender a certified copy of those provisions of the blanket policy that pertain to the Premises, if any, to evidence the issuance and effectiveness of the policy, the amount and character of the coverage with respect to the Premises and the presence in the policy of provisions of the character required in the above sections of this Paragraph 13.

                        (f)        With respect to any risk covered by property damage insurance, except for any obligations arising under this Lease, Landlord and Tenant hereby waive any rights each may have against the other on account of any loss or damage occasioned to Landlord or to Tenant, as applicable, their respective property, the Improvements, or their contents, or to other improvements, to the extent of any insurance proceeds received by the waiving party for such loss or damage. The parties each, on behalf of their respective insurance companies insuring the property of either Landlord or Tenant against any such loss, waive any right of subrogation that they may have against Landlord or Tenant, as applicable.

            14.        Damage, Destruction.

                        (a)        In the event of any casualty loss exceeding Ten Thousand Dollars
($10,000.00), Tenant shall give Landlord and Lender immediate notice thereof. Tenant shall adjust, collect and compromise any and all such claims, with the consent of Lender and Landlord, not to be unreasonably withheld or delayed, and Landlord and Lender shall have the right to join with Tenant therein. All proceeds of any insurance shall be paid to a Trustee which shall be a federally insured bank or other financial institution, selected by Landlord and Tenant and reasonably satisfactory to Lender (the "Trustee"). If the Premises shall be covered by a
Mortgage, Lender, if it so desires, shall be the Trustee. Each insurer is hereby authorized and directed to make payment under said policies directly to such Trustee instead of to Landlord and
Tenant jointly, and Tenant hereby appoints such Trustee as Tenant's attorney-in-fact to endorse any draft therefor for the purposes set forth in this Lease after approval by Tenant of such
Trustee, if Trustee is other than Lender, such approval not to be unreasonably withheld or delayed.

                        (b)        In the event of any casualty (whether or not insured against) resulting in damage to (i) the entire Premises or (ii) at least fifty percent (50%) of the Premises, the loss of which even after Restoration would, in Tenant's reasonable business judgment, be substantially and materially adverse to the business operations of Tenant, Tenant shall have the right, not later than sixty (60) days after such casualty has occurred, to serve a Tenant's Termination Notice upon Landlord. If Tenant shall serve a Tenant's Termination Notice upon Landlord, this Lease shall terminate on the Termination Date, which shall be as set forth in Paragraph 12(b), specified in such Termination Notice; however, Tenant shall assign and make available to Landlord all insurance proceeds for such casualty and pay to Landlord any deductible therefor, before any such Termination becomes effective. If this Lease is not terminated pursuant to this Paragraph
14(b), Landlord shall commence and diligently continue to perform the Restoration to the
Premises. Tenant shall be responsible for any deductible under any insurance required under
Paragraph 13. Upon the Trustee's receipt of the entire proceeds of any insurance required under
Paragraph 13, together with any self-insurance payment required of Tenant, less any expenses incurred by Landlord, Tenant, or any Lender in collecting such proceeds or payment ("Net
Proceeds"), the Trustee shall, to the extent available, make the Net Proceeds available to
Landlord for Restoration, in accordance with the provisions of Paragraph 15.

                        (c)        In the event that any damage or destruction shall occur at such time as
Tenant shall not have maintained third-party insurance in accordance with Paragraph 13(a)(i),
Tenant shall pay to the Trustee the amount of the proceeds that would have been payable had such insurance program been in effect (the "Tenant Insurance Payment").

            15.        Restoration.    The Net Proceeds and Tenant Insurance Payment (the aggregate of which and any interest being herein defined as the "Restoration Fund") paid to the Trustee shall be disbursed by the Trustee to Landlord. Landlord shall only be obligated to restore the Premises to the extent of the funds Landlord receives from the Restoration Fund. Any sum in the
Restoration Fund which remains in the Restoration Fund upon the completion of Restoration shall be paid to Tenant.

            16.        Subordination to Financing.

                        (a)        Subject to the following provisions of this Paragraph 16(a), Tenant agrees that this Lease shall, upon Landlord's and Lender's (if any) written request, be subject and subordinate to the lien of any Mortgage, and Tenant agrees, upon demand, without cost, to execute instruments as may be required to further effectuate or confirm such subordination. So long as no Event of Default shall be outstanding, Tenant's tenancy shall not be disturbed, nor shall this Lease be affected by any default under such Mortgage, and in the event of a foreclosure or other enforcement of any such Mortgage, or sale in lieu thereof, the purchaser at such foreclosure sale shall be bound to Tenant for the Term of this Lease and any extensions thereof, the rights of Tenant hereunder shall expressly survive, and this Lease shall in all respects continue in full force and effect so long as no Event of Default by Tenant has occurred and is continuing. So long as no Event of Default by Tenant has occurred and is continuing, Tenant shall not be named as a party defendant in any such foreclosure suit, except as may be required by law.

                        (b)        Notwithstanding the provisions of subdivision (a) of this Paragraph 16, the holder of the Mortgage to which this Lease is subject and subordinate, as provided in said subdivision (a), shall have the right, at its sole option, at any time, to subordinate and subject the
Mortgage, in whole or in part, to this Lease by recording a unilateral declaration to such effect.

                        (c)        At any time prior to the expiration of the Term, Tenant agrees, at the election and upon demand of any owner of the Premises, or of Lender who has granted non-
disturbance to Tenant pursuant to Paragraph 16(a) above, to attorn, from time to time, to any such owner or Lender, upon the then executory terms and conditions of this Lease, for the remainder of the term originally demised in this Lease and for any renewal term, provided that such owner or Lender shall then be entitled to possession of the Premises subject to the provisions of this Lease. The provisions of this subdivision (c) shall enure to the benefit of any such owner or Lender, shall apply notwithstanding that, as a matter of law, this Lease may terminate upon the foreclosure of the Mortgage, shall be self-operative upon any such demand, and no further instrument shall be required to give effect to said provisions.

                        (d)        Tenant and Landlord agree that, if requested by the other, each shall, without charge, enter into (i) a subordination, non-disturbance and attornment agreement reasonably requested by Lender, provided such agreement contains provisions relating to non-
disturbance in accordance with the provisions of subparagraph (a), and (ii) an agreement with
Lender whereby Tenant shall agree for the benefit of Lender that Tenant will not, without in each case the prior written consent of Lender, (a) amend, modify, cancel or surrender the term of this
Lease except as expressly permitted by the provisions of this Lease, or enter into any agreement with Landlord so to do, or (b) pay any installment of Basic Rent more than one (1) month in advance of the due date thereof or otherwise than in the manner provided for in this Lease.

                        (e)        At any time after Landlord has advised Tenant of the existence of a
"Lender" hereunder, and before such Lender has confirmed to Tenant that the lien of its
Mortgage has been released, Tenant shall not (and shall not be obligated, even upon the request of Landlord, to) execute any agreement or document purporting to subordinate this Lease to the lien of any mortgage or deed of trust other than the Mortgage held by Lender.

            17.        Assignment, Subleasing.

                        (a)        Tenant is currently in occupancy and is operating its business at the
Premises. Tenant may not assign its interest in this Lease or sublease any portion(s) of the
Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. No sublease under, or assignment or other transfer of, this Lease shall relieve Tenant of its obligations hereunder, which shall continue as the obligations of a principal and not as the obligations of a surety or a guarantor. The joint and several liability of Tenant named herein and any immediate and remote successor in interest of Tenant (by assignment or otherwise), and the due performance of the obligations of this Lease on Tenant's part to be performed or observed, shall not in any way be discharged, released or impaired by any (i)
agreement which modifies any of the rights or obligations of the parties under this Lease, (ii)
stipulation which extends the time within which an obligation under this Lease is to be performed, (iii) waiver of the performance of an obligation required under this Lease, or (iv)
failure to enforce any of the obligations set forth in this Lease, unless in each case, the same has been consented to by Landlord and Lender.

                        (b)        Each sublease of the Premises or any part thereof shall be subject and subordinate to the provisions of this Lease. Tenant agrees that in the case of an assignment,
Tenant shall, not less than ten (10) days prior to the execution and delivery of any such assignment as described in this Paragraph 17(b), give notice of such assignment to Landlord.
Tenant further agrees that in the case of such assignment, Tenant shall, within fifteen (15) days after the execution and delivery of any such assignment, deliver to Landlord (i) a duplicate original of such assignment in recordable form and (ii) an agreement executed and acknowledged by the assignee in recordable form wherein the assignee shall agree to assume and agree to observe and perform all of the terms and provisions of this Lease on the part of the Tenant to be observed and performed from and after the date of such assignment, and, in the case of a sublease, Tenant shall, within fifteen (15) days after the execution and delivery of such sublease, deliver to Landlord a duplicate original of such sublease.

                        (c)        Upon the occurrence of an Event of Default under this Lease, Landlord shall have the right to collect and enjoy all rents and other sums of money payable under any sublease of any of the Premises, and Tenant hereby irrevocably and unconditionally assigns all rights under any such sublease including rents and money to Landlord, which assignment may be exercised upon and after (but not before) the occurrence of an Event of Default.

                        (d)        Any sublease shall provide that upon notice from Landlord and Lender of an Event of Default, all rent due under such sublease shall be paid as so directed. In no event shall Landlord or Lender have the right to direct the payment of sublease rents to any party other than Tenant except in an aggregate amount equal to or less than the aggregate amounts due hereunder.

            18.        Permitted Contests.    Notwithstanding any provision of this Lease to the contrary, after prior written notice to Landlord and Lender and provided Landlord shall not have elected to terminate this Lease as a result of an Event of Default, Tenant shall not be required to (i) pay any
Tax, (ii) comply with any Legal Requirement, or (iii) discharge or remove any lien, so long as
Tenant shall contest, in good faith and at its expense, the existence, the amount or the validity thereof, the amount of the damages caused thereby, or the extent of its or Landlord's liability therefor, by appropriate proceedings which shall operate during the pendency thereof to prevent
(v) the collection of, or other realization upon, the Tax or lien so contested, (w) the sale, forfeiture or loss of any of the Premises, any Basic Rent or any Additional Rent to satisfy the same or to pay any damages caused by the violation of the same, (x) any interference with the use or occupancy of any of the Premises, (y) any interference with the payment of any Basic Rent or any Additional Rent, and (z) the cancellation of any fire or other insurance policy. In no event shall Tenant pursue any contest with respect to any Tax, Legal Requirement, or lien referred to above in such manner that exposes Landlord, Tenant or Lender to any criminal liability, penalty or sanction or material civil liability for which Tenant has not made provisions reasonably acceptable to Landlord and Lender. Tenant shall be deemed to have made provisions reasonably acceptable to Landlord and Lender if Tenant shall have provided Lender or Landlord in that order as security for such contest, an amount of cash or bond equal to one hundred twenty-five percent
(125%) of the amount being contested, or other security satisfactory in the reasonable opinion of
Lender or Landlord in that order, in assuring the payment, compliance, discharge, removal or other action, including all costs, attorneys' fees, interest and penalties, in the event that the contest is unsuccessful. While any such proceedings are pending and the required security is held by Lender or Landlord, in that order, Lender or Landlord, as the case may be, shall not have the right to pay, remove or cause to be discharged the Tax, Legal Requirement or lien thereby being contested unless Landlord or Lender reasonably believes that any one or more of the conditions in subdivisions (v) through (z) shall not be prevented during the pendency of the contest. Tenant further agrees that each such contest shall be promptly and diligently prosecuted to a final conclusion, except that Tenant shall, so long as all of the conditions of the first sentence of this Paragraph 18 are at all times complied with, have the right to attempt to settle or compromise such contest through negotiations. Tenant shall pay any and all judgments, decrees and costs (including all attorneys' fees and expenses) in connection with any such contest and shall, promptly after the final determination of such contest, fully pay and discharge the amounts which shall be levied, assessed, charged or imposed or be determined to be payable therein or in connection therewith, together with all penalties, fines, interest, costs and expenses thereof or in connection therewith, and perform all acts the performance of which shall be ordered or decreed as a result thereof.

            19.        Default.    The occurrence of any one or more of the following events shall constitute an Event of Default under this Lease:

                        (a)        Tenant's failure to make any payment of Basic Rent, Additional Rent or other sum herein required to be paid by Tenant when due which continues unremedied for a period of three (3) business days after notice thereof from Landlord or Lender; provided, however, that neither Landlord nor Lender shall have any obligation to give Tenant notice of such failure if Landlord or Lender has given such notice to Tenant three (3) times in any consecutive twelve (12) month period.

                        (b)        An event occurs which is described in Paragraph 21 (Bankruptcy;
Insolvency) or Tenant causes, or gives cause for, the institution of any bankruptcy or receivership proceedings as are described in Paragraph 21.

                        (c)        The estate or interest of Tenant in any of the Premises shall be levied upon or attached in any proceeding and such estate or interest is about to be sold or transferred or such process shall not be vacated or discharged within forty-five (45) days after such levy or attachment.

                        (d)        A default occurs pursuant to the Purchase Agreement.

                        (e)        Tenant's failure to duly perform and observe, or Tenant's violation or breach of, any other provision hereof not identified in (a) through (d) above, if such failure shall continue for a period of thirty (30) days after notice thereof from Landlord or Lender, or if such failure cannot be cured within such period of thirty (30) days, such period shall be extended for such longer time as reasonably necessary provided that Tenant has commenced to cure such default within said period of thirty (30) days and is actively, diligently and in good faith proceeding with continuity to remedy such failure.

            20.        Landlord's Remedies.    After the occurrence of an Event of Default by Tenant,
Landlord shall have the right to exercise the following remedies:

                        (a)        Landlord may, at its option, continue this Lease in full force and effect, without terminating Tenant's right to possession of the Premises, in which event Landlord shall have the right to collect Basic Rent and all other rent and charges when due. In the alternative,
Landlord shall have the right to peaceably re-enter the Premises on the terms set forth in subparagraph (b) below, but without such re-entry being deemed a termination of the Lease or an acceptance by Landlord of a surrender thereof. Landlord shall also have the right, at its option, from time to time, without terminating this Lease, to relet the Premises, or any part thereof, with or without legal process, as the agent, and for the account, of Tenant upon such terms and conditions as Landlord may deem advisable in its sole and absolute discretion (which terms may be materially different from the terms of this Lease), in which event the rents received on such reletting shall be applied (i) first to the reasonable and actual expenses of such reletting and collection, including without limitation necessary renovation and alterations of the Premises, reasonable and actual attorneys' fees and any reasonable and actual real estate commissions paid, and (ii) thereafter toward payment of all sums due or to become due Landlord hereunder. If a sufficient amount to pay such expenses and sums shall not be realized or secured, then Tenant shall pay Landlord any such deficiency monthly, and Landlord may bring an action therefor as such monthly deficiency shall arise. Landlord shall not, in any event, be required to pay Tenant any sums received by Landlord on a reletting of the Premises in excess of the rent provided in this Lease, but such excess shall reduce any accrued present or future obligations of Tenant hereunder. Landlord's re-entry and reletting of the Premises without termination of this Lease shall not preclude Landlord from subsequently terminating this Lease as set forth below.

                        (b)        Landlord may terminate this Lease by written notice to Tenant specifying a date therefor, and this Lease shall then terminate on the date so specified as if such date had been originally fixed as the expiration date of the Term. In the event of such termination, Landlord shall be entitled to recover from Tenant the worth at the time of the award of all of the following:

                                    (i)        Any obligation which has accrued prior to the date of termination, plus

                                    (ii)        The amount of unpaid Basic Rent and all other charges which would have accrued after termination until the time of award.

                                    (iii)        The amount of unpaid rent for the balance of the Term (excluding any option periods or portions thereof not previously exercised).

            As used in this Paragraph 20(b) the term, "worth at the time of the award," shall be computed by allowing simple interest at the Default Rate for past due obligations, and using a discount rate equal to the federal discount rate per annum on anticipated future obligations, on the amount of the obligations payable on the date of such calculation. In the event this Lease shall be terminated as provided above, by summary proceedings or otherwise, Landlord, its agents, servants or representatives may immediately or at any time thereafter peaceably re-enter and resume possession of the Premises and remove all persons and property therefrom, by summary dispossession proceedings.

            In the event Landlord has any duty to mitigate damages hereunder following an Event of
Default and in any action or claim by Landlord or Lender against Tenant due to breach of this
Lease following an Event of Default, Landlord shall not be required to construct, repair, modify or install any improvements in the Premises or to divide the Premises for multiple leaseholds in any way whatsoever.

                        (c)        Landlord may recover from Tenant, and Tenant shall pay to Landlord upon demand, as Additional Rent such reasonable and actual expenses as Landlord may incur in recovering possession of the Premises, placing the same in good order and condition and repairing the same for reletting, and all other reasonable and actual expenses, commissions and charges incurred by Landlord in exercising any remedy provided herein or as a result of any
Event of Default by Tenant hereunder (including without limitation reasonable attorneys' fees), provided that in no event shall Landlord be obligated to incur any such expenses or take any such action in order to mitigate Tenant's damages.

            Except as provided in Paragraph 9 or 13(d), at any time upon prior notice to Tenant,
Landlord and Lender shall have the right, but shall not be required, to pay such sums or do any act which requires the expenditure of monies which may be necessary or appropriate by reason of the failure or neglect of Tenant to comply with any of its obligations under this Lease (Landlord and Lender shall not, however, exercise any such rights unless the failure or neglect shall have ripened into an Event of Default), and in the event of the exercise of such right by Landlord or
Lender, Tenant agrees to pay to Landlord or Lender forthwith upon demand, as Additional Rent, all such sums including reasonable attorneys fees, together with interest thereon at the Default
Rate.

                        (d)        The various rights and remedies reserved to Landlord herein, are cumulative, the rights and remedies described in Paragraph 20(a)-(d) shall survive termination of this Lease and Landlord may pursue any and all such rights and remedies and any other available to Landlord under applicable law or equity, whether at the same time or otherwise (to the extent not inconsistent with specific provisions of this Lease); provided, however, that no remedy of termination shall be available to Landlord except as expressly set forth in Paragraph 20(b) after the occurrence of an Event of Default. Notwithstanding anything herein to the contrary,
Landlord expressly waives its right to forcibly dispossess Tenant from the Premises, whether peaceably or otherwise, without judicial process, such that Landlord shall not be entitled to any
"commercial lockout" or any other provisions of applicable law which permit landlords to dispossess tenants from commercial properties without the benefit of judicial review.

            21.        Bankruptcy; Insolvency.

                        (a)        Immediate Default.    Tenant shall be deemed to be in default under this
Lease (without Landlord giving any notice declaring such), upon the occurrence of an "Event of
Bankruptcy," which for the purposes of this Lease shall mean where Tenant or any part of the
Premises are placed in the hands of a receiver or trustee, or should Tenant file a voluntary petition in bankruptcy, make an assignment for the benefit of creditors, become unable to or admit in writing that it cannot pay its debts as such become due, or be finally adjudicated a bankrupt or insolvent, or should Tenant petition or institute any proceedings under the United
States Bankruptcy Code or under any other state or federal act or law relating to the subject of bankruptcy wherein Tenant seeks to be adjudicated a bankrupt, or to be dismissed of its debts, or to effect a plan of dissolution, liquidation, readjustment, composition, arrangement, or reorganization, or should any involuntary proceeding equivalent or similar to any of the foregoing be filed against Tenant under any such bankruptcy laws, and not be dismissed within sixty (60) days thereafter. The provisions of this Article shall also apply to each guarantor of this
Lease to the same extent as if the word "Tenant" were replaced by the name of such guarantor throughout this Section, except that the first word hereof shall remain "Tenant."

                        (b)        Assumption of Lease.    If an Event of Bankruptcy occurs, the receiver or
trustee of Tenant's bankruptcy estate or Tenant as a debtor-in-possession may assume the Lease, and may subsequently assign it, only if it performs the following within sixty (60) days after the date of the filing of the voluntary petition, the entry of the order for relief or the date of conversion or admission of inability to pay debts as such become due (or such additional time as a court of competent jurisdiction may grant, for cause, upon a motion made within the original sixty (60) day period):

                                    (i)        1 files a motion to assume the Lease with the appropriate court;

                                    (ii)        satisfies each of every one of the following conditions which
Landlord and Tenant acknowledge to be commercially reasonable:

                                    (iii)        cures all monetary and nonmonetary defaults under the Lease or provides Landlord with Adequate Assurance (as defined in Paragraph 21(c) below) that it will be able to cure all monetary defaults under the Lease within ten (10) days and all nonmonetary defaults within thirty (30) days from the date of assumption and actually so cures all such monetary and nonmonetary defaults under the Lease within said time periods;

                                    (iv)        compensates Landlord or provides Landlord with Adequate
Assurance that within ten (10) days after the date of assumption it will compensate Landlord for any pecuniary loss that Landlord incurred as a result of the default of Tenant, the trustee or debtor-in-possession, including without limitation, Landlord's reasonable costs and expenses, including attorney's fees;

                                    (v)        provides Landlord with Adequate Assurance of Future
Performance (as defined in Paragraph 21(c) below) of all Tenant's future obligations under the
Lease; and

                                    (vi)        delivers to Landlord a written statement that the conditions in this
Paragraph 21(b) have been satisfied.

                        (c)        Need for Adequate Assurance and Adequate Assurance of Future Performance.

                                    (i)        For the purposes only of Paragraph 21(b) above, and in addition to any other requirements under the Bankruptcy Code, any future federal bankruptcy laws and applicable case law, "Adequate Assurance" shall mean at least entering an order segregating sufficient cash to pay Landlord under Paragraph 21(b) above and granting to Landlord a valid first lien and security interest (in a form acceptable to Landlord) in Tenant's property or its bankruptcy estate, which lien and security interest secures the receiver's, trustee's or debtor-in-possession's obligation to cure the monetary and nonmonetary defaults under the Lease within the periods set forth in Paragraph 21(b) above.

                                    (ii)        For the purposes only of Paragraph 21(b) above, and in addition to any other requirements under the Bankruptcy Code, any future federal bankruptcy law and applicable case law, "Adequate Assurance of Future Performance" shall mean at least:

                                    (iii)        the receiver, trustee, or debtor-in-possession depositing with
Landlord, as security for the timely payment of rent and other monetary obligation, an amount equal to the sum of two (2) months' Basic Rent;

                                    (iv)        the receiver, trustee or debtor-in-possession agreeing to pay in advance, on each day that the Basic Rent is payable;

                                    (v)        the receiver, trustee or debtor-in-possession providing adequate assurance, in a form acceptable to Landlord, of the source of the rent and other consideration due under the Lease;

                                    (vi)        Tenant's bankruptcy estate and the receiver, trustee or
debtor-in-possession, providing adequate assurance, in a form acceptable to Landlord, that the bankruptcy estate (and any successor after the conclusion of Tenant's bankruptcy proceedings)
will continue to have sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that the bankruptcy estate (and any successor after the conclusion of Tenant's bankruptcy proceedings) will have sufficient funds to fulfill
Tenant's obligations under the Lease and to keep the Premises properly staffed with sufficient employees to conduct a fully operational, actively promoted business on the Premises.

                        (d)        Assignment of Lease.

                                    (i)        If the receiver, trustee or debtor-in-possession assumes the Lease under Paragraph 21(b) above and applicable law, it may assign its interest in this Lease only if the proposed assignee first provides Landlord with Adequate Assurance of Future Performance of all of Tenant's obligations under the Lease and if Landlord determines in the exercise of its reasonable business judgement that the assignment of the Lease will not breach any other Lease, mortgage, financing agreement, or other agreement relating to the Premises by which Landlord is bound (and Landlord is not required to obtain consents or waivers from any third party required under any Lease, mortgage or financing agreement or other agreement by which Landlord is bound);

                                    (ii)        For purposes of this Paragraph 21(d)(ii) only, and in addition to any other requirements under the Bankruptcy Code, any future bankruptcy law and applicable case law, "Adequate Assurance of Future Performance" shall mean at least the satisfaction of the following conditions which Landlord and Tenant agree and acknowledge to be commercially reasonable;

                                    (iii)        the proposed assignee submitting a current financial statement, audited by a certified public accountant, that shows a tangible net worth and working capital in amounts determined in the reasonable business judgment of Landlord to be sufficient to assure the future performance by the assignee of all Tenant's obligations under the Lease;

                                    (iv)        if requested by Landlord in the exercise of its reasonable business judgment, the proposed assignee obtaining a guarantee (in form and substance satisfactory to
Landlord) from one or more persons who satisfy Landlord's standards of credit worthiness;

                                    (v)        the proposed assignee submitting written evidence satisfactory to
Landlord in the exercise of its reasonable business judgment, of substantial business experience in operating facilities similar to the Premises.

                        (e)        Debtors' Obligations.    Upon the filing of a petition by or against Tenant
under any bankruptcy provision, Tenant, as debtor and debtor-in-possession, and any trustee who may be appointed agree to adequately protect Landlord as follows: (i) to perform each and every obligation of Tenant under this Lease until such time as this Lease is either rejected or assumed by bankruptcy court order; (ii) to pay currently all monetary obligations required under this
Lease, including without limitation, the payment of all sums payable hereunder which are considered to be reasonable compensation for the use and occupancy of the Premises; and (iii) to provide Landlord a minimum of thirty (30) days' written notice, unless a shorter period is agreed to in writing by the parties, of any proceeding relating to any assumption of this Lease or any intent to abandon the Premises, which abandonment shall be deemed a rejection of this Lease.

            22.        Notices.    All notices, demands, requests, consents, approvals, offers, statements and other instruments or communications required or permitted to be given pursuant to the provisions of this Lease (collectively "Notice" or "Notices") shall be in writing and shall be deemed to have been given for all purposes (i) three (3) days after having been sent by United States mail, by registered or certified mail, return receipt requested, postage prepaid, addressed to the other party at its address as stated below, (ii) one (1) day after having been sent by Federal Express or other nationally recognized air courier service, or (iii) upon receipt after having been personally delivered, to the Addresses stated below:

                        (a)        If to Landlord, at the address set forth on the first page of this Lease.

                        (b)        If to Tenant:

                                    Ace Hardware Corporation
                                    2200 Kensington Court
                                    Oak Brook, Illinois 60523-2100
                                    Attention: Corporate Property Manager

                                    With a copy to:

                                    Ace Hardware Corporation
                                    2200 Kensington Court
                                    Oak Brook, Illinois 60523-2100
                                    Attention: John Van Zeyl, Esq.

If any Lender shall have advised Tenant by Notice in the manner aforesaid that it is the holder of a Mortgage and stating in said Notice its address for the receipt of Notices, then simultaneously with the giving of any Notice by Tenant to Landlord, Tenant shall serve one or more copies of such Notice upon Lender in the manner aforesaid and no Notice shall be effective unless and until Lender shall be sent a copy thereof. For the purposes of this Paragraph, any party may substitute its address by giving fifteen days' notice to the other party in the manner provided above; however, Tenant must provide a street address within the State for personal delivery.

            23.        Memorandum Lease; Estoppel Certificates.    Tenant shall execute, deliver and
record, file or register from time to time all such instruments as may be required by any present or future law in order to evidence the respective interests of Landlord and Tenant in any of the
Premises, and shall cause a memorandum of this Lease, substantially in the form attached hereto as Exhibit B (the "Memorandum"), and any supplement hereto or to such other instrument, if any, as may be appropriate, to be recorded, filed or registered and re-recorded, refiled or re-
registered in such manner and in such places as may be required by any present or future law in order to give public notice and protect the validity of this Lease. In the event of any discrepancy between the provisions of said recorded memorandum of this Lease or any other recorded instrument referring to this Lease and the provisions of this Lease, the provisions of this Lease shall prevail. Tenant shall, at any time and from time to time, within twenty (20) days after written request by Landlord (or, in the case of an estoppel certificate, within twenty (20) days after written request of Landlord or Lender), execute, acknowledge and deliver to the other a statement in writing, executed by Tenant or, if other than an individual, by a President, Vice
President or authorized general partner, principal officer or agent certifying (i) that this Lease is unmodified and in full effect (or, if there have been modifications, that this Lease is in full effect as modified, setting forth such modifications); (ii) the dates to which Basic Rent payable hereunder has been paid; (iii) that to the knowledge of the party executing such certificate no default by either Landlord or Tenant exists hereunder or specifying each such of which such party may have knowledge; (iv) the remaining Term hereof; (v) that there are no proceedings pending or threatened against Tenant before or by any court or administrative agency which if adversely decided would materially and adversely affect the financial condition and operations of Tenant or if any such proceedings are pending or threatened to said party's knowledge, specifying and describing the same; and (vi) such other facts regarding the Lease, Premises or Tenant that are reasonably requested by Landlord. It is intended that any such statements may be relied upon by
Lender, the recipient of such statements or their assignees or by any prospective mortgagee, purchaser, or assignee of Landlord.

            24.        Surrender and Holding Over.    Upon the expiration or earlier termination of this
Lease, Tenant shall peaceably leave and surrender the Premises (except as to any portion thereof with respect to which this Lease has previously terminated) to Landlord in the same condition in which the Premises were originally received from Landlord at the commencement of this Lease, except as to the Racking/Shelving Items as set forth in Paragraph 9(a), any repair or Alteration as permitted or required by any provision of this Lease, and except for ordinary wear and tear and damage by fire, casualty or condemnation but only to the extent Tenant is not required to repair the same hereunder. Notwithstanding the foregoing, within one (1) year after the
Commencement Date, Tenant shall, at its sole cost and expense: (a) repair the roof to a
Serviceable Condition (as defined on Exhibit D attached hereto and incorporated herein by this reference) and (b) repair the deferred maintenance items set forth in paragraph two of Landlord's letter of February 21, 2002, a copy of which is attached hereto as Exhibit E and incorporated herein by this reference). Prior to the expiration or earlier termination of this Lease, Tenant shall, at Tenant's sole cost and expense, remove the Racking/Shelving Items from the Building and repair any damage caused by such removal including without limitation capping all in-rack sprinklers, cutting all bolts and leaving the floor in a smooth condition. Tenant may remove at
Tenant's sole cost and expense from the Premises on or prior to such expiration or earlier termination Tenant's Trade Fixtures and personal property which are owned by Tenant or third parties other than Landlord, and Tenant at its expense shall, on or prior to such expiration or earlier termination, repair any damage caused by such removal. Tenant's Trade Fixtures and personal property not so removed at the end of the Term or within thirty days after the earlier termination of the Term for any reason whatsoever shall become the property of Landlord, and
Landlord may thereafter cause such property to be removed from the Premises. Landlord shall not in any manner or to any extent be obligated to reimburse Tenant for any property which becomes the property of Landlord as a result of such expiration or earlier termination. Upon such expiration or earlier termination, no party shall have any further rights or obligations hereunder except as specifically provided herein.

            Any holding over by Tenant of the Premises after the expiration or earlier termination of the term of this Lease or any extensions thereof shall operate and be construed as tenancy from month to month only, at one hundred fifty percent (150%) of the Basic Rent reserved herein and upon the same terms and conditions as contained in this Lease. Notwithstanding the foregoing, any holding over without Landlord's consent for a period greater than thirty (30) days shall entitle Landlord, in addition to collecting Basic Rent at a rate of two hundred percent (200%)
thereof, to exercise all rights and remedies provided by law or in equity, including the remedies of Paragraph 20. During any holding over by Tenant of the Premises, Tenant shall be obligated to pay Landlord, in addition to Basic Rent as set forth in this Paragraph 24, all Additional Rent due under this Lease.

            25.        No Merger of Title.    There shall be no merger of this Lease nor of the leasehold estate created by this Lease with the fee estate in or ownership of any of the Premises by reason of the fact that the same person, corporation, firm or other entity may acquire or hold or own, directly or indirectly, (i) this Lease or the leasehold estate created by this Lease or any interest in this Lease or in such leasehold estate and (ii) the fee estate or ownership of any of the Premises or any interest in such fee estate or ownership. No such merger shall occur unless and until all persons, corporations, firms and other entities having any interest in (x) this Lease or the leasehold estate created by this Lease and (y) the fee estate in or ownership of the Premises including, without limitation, Lender's interest therein, or any part thereof sought to be merged shall join in a written instrument effecting such merger and shall duly record the same.

            26.        Landlord and Lender Exculpation.    Anything contained herein to the contrary
notwithstanding, any claim based on or in respect of any liability of Landlord under this Lease shall be enforced only against the Landlord's interest in Premises and shall not be enforced against the Landlord individually or personally. Tenant agrees that any assignment by Landlord of Landlord's interest in this Lease, or the rents payable hereunder, whether absolute or conditional in nature or otherwise, which assignment is made to Lender solely as additional collateral related to a mortgage, and the acceptance thereof by Lender shall never be treated as an assumption by Lender of any obligations of Landlord hereunder unless Lender shall, by notice sent to Tenant, specifically elect, and that Lender shall be treated as having assumed Landlord's obligations hereunder only upon purchase of the Premises pursuant to foreclosure of the
Mortgage or by deed in lieu thereof, or other conveyance, and then only subject to the limitations set forth in the first sentence hereof.

            27.        Hazardous Substances.

                        (a)        Tenant represents, warrants and covenants that it will not on, about, or under the Premises, make, treat or dispose of any "hazardous substances" as that term is defined in the Comprehensive Environmental Response, Compensation and Liability Act, and the rules and regulations promulgated pursuant thereto, as from time to time amended, 42 U.S.C. § 9601 et seq. (the "Act"), but the foregoing shall not prevent the use to the extent necessary and customary in normal operations of Tenant's business of any such substances in accordance with applicable laws and regulations and Tenant represents, warrants and covenants that it will at all times comply with the Act and any other federal, state or local laws, rules or regulations governing
Hazardous Materials. "Hazardous Materials" as used herein shall include, without limitation, all
"hazardous substances" (as defined in the Act), chemicals, petroleum, crude oil or any fraction thereof, hydrocarbons, polychlorinated biphenyls (PCBs), asbestos, asbestos-containing materials and/or products, urea formaldehyde, or any substances which are classified as "hazardous" or
"toxic" under the Act; hazardous waste as defined under the Solid Waste Disposal Act, as amended 42 U.S.C. § 6901; air pollutants regulated under the Clean Air Act, as amended, 42
U.S.C. § 7401, et seq.; pollutants as defined under the Clean Water Act, as amended, 33 U.S.C.
§ 1251, et seq., any pesticide as defined by Federal Insecticide, Fungicide, and Rodenticide Act,
as amended, 7 U.S.C. § 136, et seq., any hazardous chemical substance or mixture or imminently hazardous substance or mixture regulated by the Toxic Substances Control Act, as amended, 15
U.S.C. § 2601, et seq., any substance listed in the United States Department of Transportation
Table at 45 CFR 172.101; any chemicals included in regulations promulgated under the above listed statutes or any modifications thereof or successor statutes thereto; any explosives, radioactive material, and any chemical regulated by state statutes similar to the federal statutes listed above and regulations promulgated under such state statutes.

                        (b)        To the extent required by the Act and/or any federal, state or local laws, rules or regulations governing Hazardous Materials, Tenant shall remove any Hazardous
Materials whether now or hereafter existing on the Premises and whether or not arising out of or in any manner connected with Tenant's occupancy of the Premises during the Initial Term or any extension or renewal Term thereof. Tenant shall and hereby does agree to defend, indemnify and hold Lender and Landlord, their members, officers, directors, shareholders, partners and employees harmless from and against any and all causes of actions, suits, demands or judgments of any nature whatsoever, obligations, losses, damages, penalties, expenses, fees, claims, costs
(including response and remedial costs), and liabilities, including, but not limited to, attorneys'
fees and expenses and costs of litigation, arising out of or in any manner connected with (i) the violation of any applicable federal, state or local environmental law with respect to the Premises or (ii) the "release" or "threatened release" of, or failure to remove as required by this
Paragraph 26, Hazardous Materials on or from the Premises or any portion or portions thereof, now or hereafter existing during the initial term and any extension or renewal Term whether or not arising out of or in any manner connected with Tenants' occupancy of the Premises during the Initial Term or any extension or renewal Term. Tenant's indemnification obligations under this Paragraph 27(b) are in addition to, and in no way limit, Tenant's indemnification obligations under Paragraph 35.

                        (c)        Tenant shall not engage in any activity in or on the Premises which constitutes a Reportable Use of Hazardous Materials without the express prior written consent of
Landlord and timely compliance (at Tenant's sole cost and expense) with all applicable Legal
Requirements. "Reportable Use" shall mean (i) the installation or use of any above or below ground storage tank; (ii) the generation, possession, storage, use, transportation, or disposal of a
Hazardous Materials that requires a permit from, or with respect to which a report, notice, registration, or business plan is required to be filed with, any governmental authority; and/or (iii)
the presence at the Premises of any Hazardous Materials with respect to which any applicable
Legal Requirement requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Tenant may use any ordinary and customary materials reasonably required to be used in the normal course of Tenant's business (in compliance with the use set forth in Paragraph 8 above) so long as such use is in compliance with all applicable Legal Requirements, is not a Reportable Use, and does not expose the Premises or neighboring property to any meaningful risk of contamination or damage or expose Landlord to any liability therefor. In addition, Landlord may condition its consent to any Reportable Use upon receiving such additional assurances as Landlord reasonably deems necessary to protect itself, the public, the Premises, and/or the environment against damage, contamination, injury, and/or liability, including, but not limited to, the installation (and removal on or before Lease expiration or termination) of protective modifications (such as concrete encasements). Tenant will not store combustible or flammable materials on the Premises in violation of the Act and any other federal, state or local laws, rules or regulations governing Hazardous Materials. The provisions of this Paragraph 27 shall survive the expiration or earlier termination of this Lease.

            28.        Entry by Landlord and Lender.    Landlord, Lender and their authorized
representatives shall have the right upon reasonable notice (which shall be not less than twenty-
four (24) hours except in the case of emergency) to enter the Premises at all reasonable business hours, (and at all other times in the event of an emergency), for (i) the purpose of inspecting the same, including, but not limited to, conducting soil, hydrology, environmental, and all other testing and examinations it deems necessary, or for the purpose of doing any work under
Paragraph 9, and may take all such action thereon as may be necessary or appropriate for any such purpose (but nothing contained in this Lease or otherwise shall create or imply any duty upon the part of Landlord or Lender to make any such inspection or do any such work), and (ii)
the purpose of showing the Premises to prospective purchasers and mortgagees and, at any time within twelve (12) months prior to the expiration of the term of this Lease for the purpose of showing the same to prospective tenants. No such entry shall constitute an eviction of Tenant but any such entry shall be done by Landlord in such reasonable manner as to minimize any disruption of Tenant's business operation.

            29.        Statements.    Tenant named herein shall submit to Lender and Landlord within 90 days of the end of each fiscal year, annual balance sheets, income and cash flow statements for
Tenant named herein, certified by an independent public accountant. Copies of the l0Ks filed with the Securities and Exchange Commission will satisfy the requirement contained in this
Paragraph 29. The obligations of Tenant named herein shall continue whether or not this Lease shall have been assigned.

            30.        No Usury.    The intention of the parties being to conform strictly to the usury laws now in force in the State, whenever any provision herein provides for payment by Tenant to
Landlord of interest at a rate in excess of the legal rate permitted to be charged, such rate herein provided to be paid shall be deemed reduced to such legal rate.

            31.        Broker.    Landlord and Tenant each hereby represents and warrants to the other that no brokers represented Landlord and Tenant with respect to this Lease. Each party hereby agrees to indemnify, protect, hold harmless and defend the other against all claims by any party for broker fees, finder fees or any other fee or commission in connection with this Lease based upon the actions of the indemnifying party.

            32.        Waiver of Landlord's Lien.    Landlord hereby waives any right to distrain Tenant's
Trade Fixtures or any property of Tenant and any Landlord's lien or similar lien upon Tenant's
Trade Fixtures and any other property of Tenant regardless of whether such lien is created or otherwise. Landlord agrees, at the request of Tenant, to execute a waiver of any Landlord's or similar lien for the benefit of any present or future holder of a security interest in or lessor of any of Tenant's Trade Fixtures or any other personal property of Tenant. Landlord acknowledges and agrees in the future to acknowledge (in a written form reasonably satisfactory to Tenant) to such persons and entities at such times and for such purposes as Tenant may reasonably request that Tenant's Trade Fixtures are Tenant's property and not part of Improvements (regardless of whether or to what extent such Tenant's Trade Fixtures are affixed to the Improvements) or otherwise subject to the terms of this Lease; however, Landlord shall not be obligated or responsible to notify any such person of Tenant's default hereunder or keep safe any such
Tenant's Trade Fixtures for the benefit of any such person, or allow any sales or auctions of such
Tenant's Trade Fixtures on the Premises, and any such person shall be obligated to pay to
Landlord rental or moving or storage fees incurred by Landlord for such Tenant's Trade Fixtures after the termination of this Lease and to repair any damage to the Premises caused by such person's removal of any Tenant's Trade Fixtures. Tenant shall be obligated to pay Landlord's attorney fees for the review and/or preparation of any such acknowledgment.

            33.        No Waiver.    No delay or failure by either party to enforce its rights hereunder shall be construed as a waiver, modification or relinquishment thereof.

            34.        Separability.    If any term or provision of this Lease or the application thereof to any provision of this Lease or the application thereof to any person or circumstances shall to any extent be invalid and unenforceable, the remainder of this Lease, or the application of such term or provision to person or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and shall be enforced to the extent permitted by law.

            35.        Indemnification.    Tenant agrees to defend, pay, protect, indemnify, save and hold harmless Landlord, Landlord's members, partners, officers, directors, shareholders, employees and agents, and Lender (collectively, "Indemnitees") from and against any and all liabilities, losses, damages, penalties, costs, expenses (including reasonable attorneys' fees and expenses), causes of action, suits, claims, demands or judgments of any nature whatsoever, howsoever caused, arising from any of the Premises or Adjoining Property, the use, non-use, occupancy, condition, design, construction, maintenance, repair or rebuilding of any of, or otherwise relating to, the Premises or Adjoining Property, the failure to perform any of Tenant's obligations under this Lease, and any injury to or death of any person or persons or any loss of or damage to any property, real or personal, in any manner arising therefrom connected therewith or occurring thereon (collectively, "Losses"), whether or not any of the Indemnitees has or should have knowledge or notice of the defect or conditions, if any, causing or contributing to said Loss. In case any action or proceeding is brought against any of the Indemnitees by reason of any such
Loss, Tenant covenants upon notice from any of the Indemnitees to defend such Indemnitee in such action, with the expenses of such defense paid by Tenant, and such Indemnitee will cooperate and assist in the defense of such action or proceeding if reasonably requested so to do by Tenant. The obligations of Tenant under this Paragraph 35 shall survive any termination of this Lease.

            36.        Headings.    The paragraph headings in this Lease are used only for convenience in finding the subject matters and are not part of this Lease or to be used in determining the intent of the parties or otherwise interpreting this Lease.

            37.        Modifications.    This Lease may be modified, amended, discharged or waived only by an agreement in writing signed by the party against whom enforcement of any such modification, amendment, discharge or waiver is sought. Each of Tenant and Landlord agrees that it will not modify or amend this Lease without the written consent of Lender within any period during which there is a Lender hereunder. In the event of any inconsistent instruction from Landlord and Lender, Tenant shall comply with instruction of Lender.

            38.        Successors, Assigns.    The covenants of this Lease shall run with the Land and bind
Tenant, the heirs, distributees, personal representatives, successors and permitted assigns of
Tenant and all present and subsequent encumbrancers and subtenants of any of the Premises, and shall inure to the benefit of and bind Landlord, its successors and assigns. In the event Tenant is comprised of more than one individual or entity, the obligation of each shall be joint and several.
The term "Landlord" as used in this Lease, so far as covenants or obligations on the part of
Landlord are concerned, shall be limited to mean and include only the owner or owners of the
Premises or holder of the Mortgage in possession at the time in question of the Premises and in the event of any transfer or transfers of the title of the Premises, the Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved from and after the date of such transfer and conveyance of all personal liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed.

            39.        Counterparts.    This Lease may be executed in several counterparts, which together shall be deemed one and the same instrument.

            40.        Governing Law.    This Lease shall be governed by and construed according to the laws of the State.

                                                        [Signatures follow immediately]

            IN WITNESS WHEREOF, Landlord and Tenant have caused this instrument to be executed as of June 19, 2002.

LANDLORD:                                                        TENANT:

SUNSET-SCE, LLC, a California limited                ACE HARDWARE CORPORATION, a
liability company                                                      Delaware corporation

By:    Sierra Crest Equities, LLC, a
         California limited liability company                   By:

          By:                                                                Name:  David F. Myer
          Name:  James B. Allen
          Its:       Chief Executive Officer                       Its:       Senior Vice President Retail Support

          By:
          Name:  Brett R. Baumgarten
          Its:        President

JL INTERESTS, LLC, a California limited
liability company

By:
Name:  John Lazovich
Its:       Sole Member

                                                              EXHIBIT "A"

                                                    (Legal Descripition of Land)

That certain real property located in the City of Rocklin, County of Placer, State of California,
 more particularly described as follows:

THAT PORTION OF THE SOUTH ONE-HALF OF SECTIONS 10 AND 11, TOWNSHIP 11
NORTH, RANGE 6 EAST, M.D.B.&M., INCLUDED WITHIN THE BOUNDARIES OF THE
LAND SHOWN AND DESIGNATED AS PARCEL "A" OF PARCEL MAP NO. DL-86-08,
FILED FOR RECORD IN THE OFFICE OF THE RECORDER OF PLACER COUNTY,
CALIFORNIA, ON JULY 10, 1987, IN BOOK 23 OF PARCEL MAPS, AT PAGE 69.

APN: 017-081-024

                                                              EXHIBIT "B"

                                                        (Memorandum Lease)

RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:

Stephen G. Stwora-Hail, Esq.
Downey, Brand, Seymour & Rohwer LLP
555 Capitol Mall
10th Floor
Sacramento, California 95814
Tel: (916) 441-0131

                                                                                                                         (SPACE ABOVE THIS LINE FOR RECORDER'S USE)

                                                                    MEMORANDUM LEASE

            This Memorandum Lease ("Memorandum") made as of the ____ day of __________,
2002, by and between ACE HARDWARE CORPORATION, a Delaware corporation ("Tenant")
and SUNSET-SCE, LLC, a California limited liability company, as to an undivided 75% interest as tenant-in-common, and JL INTERESTS, LLC, a California limited liability company, as to an undivided 25% interest as tenant-in-common (collectively, "Landlord").

                                                            WITNESSETH:

            1.        Landlord and Tenant entered into a lease, dated __________, 2002 (the "Lease"), for certain real property located in the City of Rocklin, County of Placer, State of California, and
commonly known as 1101 Sunset Boulevard, Rocklin, California, as more particularly described on Exhibit "A" attached hereto and made a part hereof ("Property").

            2.        The Lease has a term commencing on _____________, 2002 ("Commencement
Date") and continuing to the end of the twenty-seventh (27th) month thereafter, and the Lease provides that Tenant shall have the right to terminate the Lease, effective upon the date which is the last day of the eighteenth (18th) month after the Commencement Date, or which is the last day of any succeeding month through the twenty-sixth (26th) month after the Commencement
Date, upon delivery of at least four (4) months' prior written notice to Landlord of Tenant's intention to terminate the Lease.

            3.        The terms and conditions of the Lease are incorporated herein by this reference.
 This Memorandum is prepared and recorded for the purpose of putting the public on notice of the
Lease, and in no way modifies the terms and conditions of the Lease.  In the event of any inconsistency between the terms and conditions of this Memorandum and the terms and conditions of the Lease, the terms and conditions of the Lease shall control.

                                                        [Signatures follow immediately]

            IN WITNESS WHEREOF, the parties have executed this Memorandum as of the day and year first above written.

LANDLORD:                                                        TENANT:

SUNSET-SCE, LLC, a California limited                ACE HARDWARE CORPORATION, a
liability company                                                      Delaware corporation

By:    Sierra Crest Equities, LLC, a
         California limited liability company                   By:
                                                                               Name:
          By:                                                                Title:
          Name:  James B. Allen
          Its:       Chief Executive Officer

          By:
          Name:  Brett R. Baumgarten
          Its:        President

JL INTERESTS, LLC, a California limited
liability company

By:
Name:  John Lazovich
Its:       Sole Member
STATE OF ________________________

COUNTY OF ______________________

            On __________________, 2002, before me, a notary public, in and for said State, personally appeared _____________________________________________________,
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s)
acted, executed the instrument.

            WITNESS my hand and official seal.

                                                                                    ______________________________
                                                                                    Notary Public

*****************************************************
STATE OF ________________________

COUNTY OF ______________________

            On __________________, 2002, before me, a notary public, in and for said State, personally appeared _____________________________________________________,
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s)
acted, executed the instrument.

            WITNESS my hand and official seal.

                                                                                    ______________________________
                                                                                    Notary Public

*****************************************************
STATE OF ________________________

COUNTY OF ______________________

            On __________________, 2002, before me, a notary public, in and for said State, personally appeared _____________________________________________________,
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s)
acted, executed the instrument.

            WITNESS my hand and official seal.

                                                                                    ______________________________
                                                                                    Notary Public

*****************************************************
STATE OF ________________________

COUNTY OF ______________________

            On __________________, 2002, before me, a notary public, in and for said State, personally appeared _____________________________________________________,
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s)
acted, executed the instrument.

            WITNESS my hand and official seal.

                                                                                    ______________________________
                                                                                    Notary Public

*****************************************************

                                                              EXHIBIT "C"

                                                     (Landlord's Trade Fixtures)
1.        carpet tiles
2.        TV Monitors
3.        miniblinds
4.        fire extinguishers
5.        first aid kits
6.        coffee machines
7.        ice machine
8.        bulletin boards
9.        wall clocks
10.      plants
11.      trash/aluminum recycle cans
12.      sound masking/PA system
13.      HVAC automated control system
14.      fire alarm system
15.      card access system
16.      intrusion alarm system
17.      grease/dry erase boards
18.      lobby furniture/rug
19.      paintings
20.      adjustable wall shelving
21.      lawn irrigation system
22.      parking lot signs
23.      lawn lights
24.      exterior lights
25.      CCTV cameras and recorders
26.      outside trash receptacles
27.      picnic tables
28.      phone room equipment
29.      audio/visual screens
30.      in-rack sprinkler systems
31.      warehouse signage
32.      corrugated cardboard baler

                                                              EXHIBIT "D"

                                                       (Serviceable Condition)

            "Serviceable Condition" shall mean in a water-tight condition, as required by applicable by law.

                                                              EXHIBIT "E"

                                            (Landlord's Letter of February 21, 2002)

                                                            [To be attached]